Unique LoanID	Final Current Event Level	Current Exceptions	Collection Comments
100043	1
It appears that that the loan will perform with intervention. The loan is next due for 02/01/2014; most recent payment was received 02/07/2014. Reason for delinquency is unknown. There has been no recent contact with the homeowner.

100114	3	[3] Currently Delinquent Mortgage [2] Verbal Dispute - Servicer responded and issue open with active efforts to resolve
It appears that the loan may perform with intervention.  The loan is due for 04/01/2014; last payment was received 03/14/2014.  The loan is currently delinquent.  Reason for default is servicing issues; the borrower does not agree with the monthly payment amount due to a prior modification.  The loan was modified 07/XX/2012.  Last contact was 04/16/2014; the borrower's spouse called to dispute the amount of the monthly payment.  A $1074.18 payment was received 04/13/2014 but the servicer advised the party $1424.91 is due monthly.  A cease and desist letter was received from the mortgagor outside of the review period and cancelled by the mortgagor 02/04/2014. Borrower wants to discuss issues regarding incorrect modification payment.  A prior foreclosure referral was closed and billed 02/XX/2014 loan was reinstated.  The file was in litigation (contested foreclosure) from June 2012 through 01/XX/2013 when loan modification documents were recorded as part of foreclosure reformation action to resolve litigation. Comments indicate the litigation was due to the prior servicer booking a modification on 07/XX/12. Comments indicate the borrower advised the servicer on 04/16/2014 that a payment was received by XXX on 04/13/2014 in the amount of $1074.18. Servicer advised the correct amount was $1424.91 (borrower stated the payment was incorrect and the amount sent is the correct amount as reflected on the modification document completed 2 years ago. Comments indicate the borrower verbally disputed late charges and and P&I  amount on statement  (was advised to submit written dispute). No evidence a written dispute was received by the servicer or indication a written dispute task was opened.

100014	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention.  The loan is due for 12/01/2013; last payment was received on 11/22/2013. Reason for delinquency is cited as curtailment of income; borrower changed jobs.  Collection comments on 03/25/2013 indicate that a modification was approved before the review period.  No current loss mitigation efforts are evident.

100019	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 01/01/2014; with the last payment received on 01/17/2014. Reason for default is due to curtailment of income. The loan is currently in default. Notice of Intent as well as demand letter have not been sent. No active loss mitigation efforts are evident.

100037	1
It appears that the loan may perform with intervention. The loan is due for 02/01/2014; with the last payment received on 01/15/2014. Reason for default is unknown. The borrower was able to cure the prior account delinquency without assistance. No active loss mitigation efforts are evident.

100123	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 4/1/2014 with the most recent payment received on 4/26/2014. The reason for default was cited as curtailment of income. The loan is delinquent with no evidence of any foreclosure or loss mitigation activity; commentary indicated the loan was approved for a modification prior to the review period. The last communication made with the borrower was on 3/22/2014.

100130	3	[3] Currently Delinquent Mortgage [2] Mod1 Incomplete [1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan may perform with intervention. The loan is next due for 04/01/2014; most recent payment was received on 03/08/2014. A payment received on 05/31/2013, was reversed due to insufficient funds on 06/07/2013. The reason for delinquency was cited as death of a family member. The borrower disputed the previous modification terms on 09/10/2013, and argued that a balance reduction should have been part of the modification. The borrower was advised to submit the dispute via fax. No further mention of the dispute is evident. The loan was removed from and no longer eligible for the HAMP modification program on 10/04/2013 due to being 90+ days delinquent. A repayment plan was approved and started on 10/17/2013; however, the plan was cancelled on 01/09/2014. The borrower was able to reinstate the loan 02/22/2013 and became delinquent again on 04/01/2014. Skip tracing is evident.

100119	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention.  The loan is due for 04/01/2014 and the last payment made was on 04/18/2014.  The reason for default is cited as temporary unemployment.  The loan is currently 30 days delinquent with no evidence of loss mitigation activity at this time.

100045	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is due for 01/01/2014; most recent payment was received 02/03/2014. The reason for default is unemployment, co-borrower stated on 03/14/2013 that recently lost job. The interest only period on the loan expired and effective on 11/2013 (PITI payment increased from $798.54 to $1318.21). Unable to determine if the latest request for modification was approved or denied as borrower submitted forms and documents on 02/13/2013. Borrower filed chapter 7 case XXX and was discharged without reaffirmation on 08/XX/2010.

100022	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is due for 01/01/2014; the last payment received was 01/15/2014. Reason for delinquency cited as curtailment of income. The most recent contact with the homeowner, no arrangements were made to cure the delinquency.

100133	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is due for 03/01/2014; the most recent payment was received on 03/28/2014. The reason for default was cited as income curtailment. There was one check returned for non-sufficient funds on 09/11/2013.  The loan was modified prior to the review period and re-defaulted on 07/01/2012.  There has been very little contact with the borrower during the review period.  On 01/17/2014 the borrower declined loss mitigation assistance. An equity analysis was performed on 01/20/2014. A BPO was ordered on 01/19/2014, the reults of which were not reported.

100103	3	[3] Performing Loan But Strong Possibility of Going Delinquent
It appears that the loan will perform with intervention. The loan is due for 05/01/2014; the last payment was received on 05/07/2014. The reason for default was cited as reduced income per notes dated 05/07/2014. The account is current as of the review date. No indication that foreclosure was initiated during the review period. The account was HAMP modified prior to the review period per notes dated 05/07/2012; and remains in good standing per pay history dated 04/29/2014.  A validation of debt letter was approved for mailing per notes dated 04/04/2012. There is skip tracing noted on the account as of 01/29/2014. During the last contact on 05/07/2014; the borrower arranged a phone payment.

100031	1
It appears that the loan will perform with intervention. The loan is due for 2/1/2014 with the most recent payment received on 2/5/2014. The reason for default is unknown. The account was brought current on 2/5/2014. There is no current loss mitigation activity.

100053	2	[2] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is next due for 01/01/2014; most recent payment was received on 01/15/2014. The RFD is cited as a death in the borrower's family. There is no evidence of any foreclosure or bankruptcy activity. The last contact with the borrower was established on 12/04/2013 in regards to the delinquency on the account. The borrower stated they would call back the following day. There is no evidence of any loss mitigation activity in the past 12 months.

100136	3	[3] Currently Delinquent Mortgage [3] Missing Mod1
It appears that the loan will perform with intervention. The loan is next due for 03/01/2014; the most recent payment received was on 02/28/2014. The reason for default is cited as irregular pay structure due to being a realtor. The loan is delinquent with no evidence of foreclosure activity. The commentary reflects that the loan was previously modified, advancing the due date to 04/01/2013. The borrower has been is consistent contact with the servicer. A value is not indicated in the review period. There are no indications of damage, tax, or title issues in the commentary provided.

100096	3	[3] Currently Delinquent Mortgage [1] Mortgagor Deceased - Executor/Heir exists to dispose of property; identified and documented
It appears that the loan will perform.  The loan is due for 04/01/2014; most recent payment was received on 03/25/2014.  Reason for default is cited as the borrower deceased.  Notes dated 01/17/2013 indicate the borrower's daughter called to inquire about assuming the loan.  Assumption package was mailed to her; however, no other comments regarding this are noted.  The loan was modified prior to the review period and has re-defaulted.  There are 2 HAMP incentive payments that were posted to the account as principal curtailment. The first  one  was applied on 10/XX/2012 in the amount of $916.67 and the second was applied on 10/XX/2013 in the amount of $583.33.  An escrow analysis was performed on 01/18/2014.  No updated property value has been given.  There is no evidence of any tax issues, title issues or property damage mentioned in the commentary provided.

100098	1
It appears that the loan will perform.  The loan is due for 04/01/2014; most recent payment was received on 03/31/2014.  Reason for default is cited as curtailment of income.  The borrower was able to cure the delinquency without assistance.

100109	3	[3] Missing Mod1
It appears that the loan will perform.  The loan is due for 06/01/2014; last payment was received on 05/03/2014.  Reason for default is unknown.  The loan was delinquent from March 2013 through April 2014; the delinquency was cured with the application of two payments in May 2014.  Last borrower contact was on 03/14/2013; the borrower called to find out how many payments were due on the account.  Skip tracing efforts have been performed.  Commentary dated 07/10/2013 indicates the loan was modified under HAMP guidelines by the previous servicer.

100095	1
It appears that the loan will perform.  The loan is due for 07/01/2014; most recent payment was received on 05/03/2014.  There is no evidence of delinquency within the review period. There are 3 HAMP incentive payments that were posted to the account as principal curtailment. The first payment was applied on 08/XX/2013 in the amount of $1000.00, the second was applied on 04/XX/2013 in the amount of $83.33, and the third was applied on 08/XX/2012 in the amount of $916.67.  An escrow analysis was performed on 10/02/2013.  No updated property value has been given.  Notes dated 08/05/2013 indicate the property is located in a FEMA declared disaster area that took place on 05/XX/2013. No damage was reported.  There is no evidence of any tax issues, title issues or property damage mentioned in the commentary provided.

100137	3	[3] Cease and Desist Request Received From Mortgagor or 3rd Party [3] Missing Mod1 [1] Written Dispute - Servicer responded within 60 days and no father communication from mortgagor
It appears that the loan will perform.  The loan is next due for 04/01/14; most recent payment received was on 03/05/2014.  The reason for default is cited as curtailment of income.  The account went delinquent prior to the review period and was cured with the borrower completing a 2 month forbearance modification on 11/XX/2012.  The account has been current since that date.  Last contact with the borrower was on 02/06/2013 to dispute the late charges on the account and was previously told that the late charges would be included within the modification.  Commentary reflects the servicer waived $389.00 in late fees on 02/08/2013.  A cease and desist was sent by the borrower on 02/06/2013.

100077	1		It appears that the loan will perform. The loan is due for 05/01/2014; the last payment was received on 04/07/2014. There is no evidence of delinquency during the review period.
100002	3	[3] MI Not Being Paid As Required
It appears that the loan will perform. The loan is due for 11/01/2013; last payment received was on 10/01/2013. Reason for delinquency was cited as excessive obligations. No loss mitigation options were explored; the borrower was able to cure the prior delinquencies on the account without loss mitigation assistance.  Commentary dated 09/10/2013 indicates that the loan was solicited for non-HAMP modification review that the borrower was unresponsive to.

100018	1
It appears that the loan will perform. The loan is due for 3/1/2014 with last payment received on 2/4/2014. There is no evidence of delinquency during the review period. Comments reflect delinquency prior to the review period was caused by curtailment iof income for borrower 1 and borrower 2 is unemployed.  Comments indicate the borrower's were approved for Hardest Hit Funds prior to the review period in the amount of $26,000.00 from 12/1/2012 ending 3/1/2014; payments are still being made.

100110	1
It appears that the loan will perform. The loan is next due for 06/01/2014; last payment received was 04/29/2014. Reason for delinquency is excessive obligations and medical illness. The borrower was able to bring their account current without loss mitigation assistance on 06/06/2013; the borrower's payment history reflects no further evidence of delinquency. The Servicer further granted the borrower a non-HAMP modification on 08/XX/2013. The subject loan was referred to the foreclosure attorney on 12/XX/2012; the subject loan was reinstated and foreclosure proceedings were closed and billed on 06/XX/2013.

100106	1	[1] Damaged Interior - Active insurance claim and funds held by servicer with indication of related contractor bid sufficient to cover repairs
It appears that the loan will perform. The loan is next due for 06/01/2014; most recent payment was received on 05/09/2014. The reason for delinquency was cited as curtailment of income. The borrower was previously filed a chapter 7 bankruptcy. The dates are not provided, but the borrower submitted a discharge letter on 05/XX/2014. A possible case# of XXX was noted on 02/XX/2013 and the approval to close the chapter 7 bankruptcy was noted on 02/XX/2013. The loan was last delinquent on 04/01/2014; however, the borrower cured the delinquency on 05/09/2014 without loss mitigation efforts. The borrower requested to be put on a repayment plan per commentary dated 03/24/2014, to get current, but did not qualify and was subsequently put on a promise plan. Notes dated 03/26/2014 reflect water damage in the amount of $7,651.99 occurred on 02/01/2014. The borrower reportedly took care of the repairs. A reimbursement check for XXX was received by the borrower on 03/26/2014. The property was reported owner occupied on 12/19/2013.

100143	1
It appears that the loan will perform. The loan is next due for 08/01/2014; most recent payment was received on 07/07/2014. The RFD was cited as reduced income. The borrower last brought the loan current without assistance on 04/11/2014. There is no evidence of any loss mitigation activity.

100198	1
It appears that the loan will perform. The loan is next due for 10/01/2015; the most recent payment was received on 9/16/2015. The account is current. The reason for the prior default is unknown. The borrower was able to cure the default without assistance. There was no evidence of any bankruptcy or foreclosure filings and there was no indication of any title or tax issues in commentary.

100058	2	[2] Currently Delinquent Mortgage
It appears that this loan will perform with intervention.  The loan is next due for 01/01/2014; the most recent payment received was on 01/15/2014.  The reason for default is cited as unemployment.  Commentary reflects a previous modification with an effective date prior to the review period.  There has been no contact with the borrower despite multiple attempts and skip tracing efforts.  Payment history reflects mortgage insurance is still being paid.  There are no indications of damage, tax or title issues in the commentary provided.

100039	2	[2] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is currently due for 01/01/14; last payment was received on 01/21/14. Reason for default is loss of income. The account is in collections. The Servicer has had limited contact with the borrower during the review period. There are no workout plans currently in process. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

100074	1
It appears the loan will perform with intervention. The loan is currently due for 02/01/2014 with last payment received on 2/7/2014. Reason for default is excessive obligations. The borrower has stated their intention to retain the subject property but has not applied for any loss mitigation assistance as of the review period. There are no workout plans currently in process. The collection notes indicate the Servicer granted the borrower a HAMP loan modification which the borrower defaulted on prior to the review period.

100029	2	[2] Mod1 Incomplete
It appears the loan will perform with intervention. The loan is currently due for 02/01/2014; last payment was received on 02/06/2014. Reason for default is unknown. The account is in collections. The borrower has not requested any loss mitigation assistance and there are no workout plans currently in process. The Servicer granted the borrower a permanent loan modification which the borrower re-defaulted on prior to the review period. The borrower filed chapter 7 bankruptcy, case number XXX, prior to the review period which was discharged 04/XX/2009.

100021	3	[3] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is currently due for 12/01/2013; last payment was received on 02/12/2014. Reason for default is excessive obligations. The Servicer granted the borrower a permanent loan modification on 03/XX/2013; the borrower's payment history reflects the loan went back into delinquency on 11/01/2013. The Servicer has had limited contact with the borrower during the review period. There are no workout plans currently in process. The subject loan was referred to the foreclosure attorney prior to the review period; the subject loan was reinstated and foreclosure proceedings were closed and billed on 02/XX/2013.

100020	3	[3] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is due for 01/01/2014 and the last payment was made on 12/31/2013. RFD is curtailment of income. Loss mitigation was completed on this loan on 09/XX/2013 in the form of a modification. The borrower has re-defaulted on the loan as of 01/01/2014. Per notes from 02/10/2014, the borrower has set up a draft to make loan current which will be effective as of 02/20/2014. The borrower had a bankruptcy case (XXX) dismissed on 07/XX/2013. Prior to the bankruptcy filing, the loan was referred to a foreclosure attorney.. There is no evidence in commentary that the foreclosure action was closed and billed. There is no evidence of delinquent taxes or title issues. There is no evidence of property damage, and there is no BPO value in the commentary.

100013	1
It appears the loan will perform with intervention. The loan is due for 02/01/2014; most recent payment was received on 02/07/2014. The reason for delinquency was cited as curtailment of income. The borrower is now on a fixed income. On 06/17/2013 the borrower was offered a 6 month repayment plan effective; 07/25/2013 through 12/25/2013. The plan was cancelled on 11/01/2013. The last contact was made on 01/03/2014. There is no evidence of current loss mitigation efforts.

100113	3	[3] Currently Delinquent Mortgage [2] Mod1 Incomplete
It appears the loan will perform with intervention. The loan is next due for 03/01/2014; last payment was received on 03/25/2014. Reason for default is the illness of the primary borrower. The account is in collections pending loss mitigation efforts. Collection commentary dated 02/08/2013 indicates the borrower has been diagnosed with stage four liver cancer resulting in their inability to maintain full time employment. The Servicer granted the borrower a loan modification on 03/XX/2013; the borrower's payment history reflects the loan went back into delinquency on 02/01/2014. On 11/11/2013, an authorized 3rd party for the borrower, stating the borrower had recently become unemployed, applied for a new loan modification; however, the Servicer determined the borrower is ineligible for a new modification program, due to the length of time since their last modification, until March 2014. As of 04/25/2014, the borrower is in the process of submitting the necessary financial documentation to be reviewed for a new modification program. There have been no foreclosure steps initiated against the subject property during the review period.

100111	3	[3] Performing Loan But Strong Possibility of Going Delinquent
It appears the loan will perform with intervention. The loan is next due for 05/01/2014; last payment was received on 05/09/2014. Reason for default is excessive obligations. The account is in collections. The Servicer granted the borrower a non-HAMP loan modification on 10/XX/2012; the borrower's payment history reflects the loan went back into delinquency on 07/01/2013. The borrower has not requested any further loss mitigation assistance and there are no workout plans currently in process. The collection notes reflect evidence of skip tracing efforts. The subject loan was referred to the foreclosure attorney on 02/XX/2012; the subject loan was reinstated and foreclosure proceedings were closed and billed on 10/XX/2012. The borrower filed a chapter 13 bankruptcy, case number XXX, on 03/XX/2009 which was dismissed on 02/XX/2012.

100041	1	[1] Damaged Interior - Active insurance claim and funds held by servicer with indication of related contractor bid sufficient to cover repairs
It appears the loan will perform.  The loan is due for 02/01/2014.  The last payment received was on 01/23/2014.  RFD is unknown.  Borrower contact is minimal.  The prior delinquency was cured without the use of loss mitigation efforts.  Comments dated 11/20/2013 indicate an insurance claim was filed for water damages from a broken sewer line.  An insurance check was issued to the borrower in the amount of $3,311.78; no evidence of repairs completed.

100076	1
It appears the loan will perform.  The loan is due for 05/01/2014; the last payment was received on 03/31/2014.  Reason for delinquency was cited as excessive obligations.  A Short-term Loan Modification for 60 months  was approved and completed on 03/XX/2014; per approval, next Modification due date is 05/XX/2014 with a new principal and interest payment of $1085.86 at a 7% rate.  Comments on 02/XX/2014 indicate there was a discharged Chapter 7 Bankruptcy with a reaffirmation agreement; comments on 08/01/2013 state  discharge was completed on 01/XX/2011 and closed on 08/XX/2013. A BPO was obtained and completed on 03/21/2014; no details were provided.  There are no indications of any property inspection conducted in the commentary.  There are no indications of any title, tax or damage issues in the commentary provided.

100042	1
It appears the loan will perform. The loan is currently due for 02/01/14; last payment was received on 01/17/14. Reason for default is unknown. The Servicer granted the borrower a permanent loan modification on 05/XX/13; the borrower's payment history reflects no further evidence of delinquency.

100068	1
It appears the loan will perform. The loan is currently due for 03/01/14; last payment was received on 02/10/14. Reason for default is excessive obligations. The account is current. The Servicer granted the borrower a permanent loan modification on 12/XX/12; the borrower's payment history reflects the loan went back into delinquency on 10/01/13. The borrower was able to bring the account current without loss mitigation assistance on 12/26/13; there is no evidence of further delinquency.

100063	1
It appears the loan will perform. The loan is currently due for 03/01/14; last payment was received on 02/12/14. Reason for default is loss of income. The Servicer granted the borrower a permanent loan modification on 04/XX/13; the borrower's payment history reflects the loan went back into delinquency on 12/01/13. The borrower was able to bring their account current without loss mitigation assistance on 01/06/14; there is no evidence of further delinquency. The subject loan was referred to the foreclosure attorney prior to the review period; the subject loan was reinstated and foreclosure proceedings were closed and billed on 02/XX/13.

100055	1		It appears the loan will perform. The loan is currently due for 05/01/04; last payment was received on 02/12/14. There is no evidence of delinquency during the review period.
100060	1
It appears this loan will perform with intervention.  The loan is due for 03/01/2014; most recent payment received on 01/27/2014. Reason for delinquency is unknown.  There is no evidence of any loss mitigation options reviewed.

100139	3
[3]   Damage to vacant property and is located in recent FEMA Public Assistance ZIP Code
[3]   Cease and Desist Request Received From Mortgagor or 3rd Party
[2]   Currently Delinquent Mortgage
[1]   Written Dispute - Servicer responded within 60 days and no father communication from mortgagor

It does not appear that the loan will perform. The loan is next due for 09/01/2012; most recent payment was received on 10/02/2012. The pay history reflected the payment made on 09/04/2012 was reversed. The RFD is cited as curtailment of income. The account is in foreclosure and was referred on 10/XX/2013. There is no evidence of any additional foreclosure steps being completed, nor is there mention of any active holds or delays on the account. The notes on 08/16/2013 reflected a cease and desist was received requiring all contact to go through the borrower's attorney. The property was located in the FEMA disaster zone for Hurricane XXX. A property inspection was performed and later comments on 01/15/2013 stated the roof of the home was damaged; the extent of the damages were not provided. There is no mention of an insurance claim being filed or any repairs being completed on the house. The commentary on 11/22/2013 stated that the borrower does not have any renters in the home due to unresolved damages. There is no further reference to the property damages in the collection comments provided for review. The comments on 02/13/2013 stated the borrower filed a written dispute regarding the current status of the account. Commentary dated 10/30/2013 stated there is no longer any active disputes on the account; no further information was provided. The loan was denied for the HAMP on 03/19/2013 and 12/30/2013 due to missing documents. The loan was also denied a modification on 09/05/2013 due to insufficient income. The comments on 06/24/2013 stated a BPO had been received; the details of the property evaluation were not provided.

100003	3	[3] Payment History Not Available [3] Missing Collection Comments